EXHIBIT 32.2

                         CERTIFICATION OF VICE PRESIDENT
                           SPRINGFIELD FINANCIAL, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Annual Report of Springfield Financial, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Porath, Vice President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Peter Porath
Peter Porath

Vice President
April 17, 2006